UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2007
Preformed Line Products Company
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation	0-31164 (Commission File Number)	34-0676895 (IRS Employer Identification No.)

660 Beta Drive Mayfield Village, Ohio (Address of principal executive offices)	44143 (Zip Code)
Registrant’s telephone number, including area code: (440) 461-5200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On November 19, 2007, the Company received a Nasdaq Staff Determination letter stating that the Company is not in compliance with Marketplace Rule 4310(c)(14) because the Company’s Form 10-Q for the third quarter of 2007 was not timely filed and, therefore, that the Company’s Common Shares are subject to delisting from The Nasdaq Stock Market (the “Staff Determination”).
The Company issued a press release on November 26, 2007 disclosing the receipt of the Staff Determination, see Exhibit 99.1, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
          99.1     Press Release dated November 26, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFORMED LINE PRODUCTS COMPANY
/s/ Eric R. Graef
Eric R. Graef, Vice President -- Finance, Treasurer

DATED: November 26, 2007